TD Asset Management USA Funds Inc.

TD Global Low Volatility Equity Fund

 – Institutional Class (TDLVX)

 – Advisor Class (TDGVX)

SUMMARY PROSPECTUS

June 1, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 31, 2017, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.

Investment Objective

The TD Global Low Volatility Equity Fund (formerly, the “TDAM Global Low Volatility Equity Fund”) (the “Global Low Volatility Equity Fund”) seeks to provide long-term capital appreciation with less volatility than the broad global equity markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Low Volatility Equity Fund.

	Institutional Class	Advisor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	1.14%	0.89%
Total Annual Fund Operating Expenses	1.84%	1.84%
Fee Waivers and/or Expense Reimbursements(1)	(0.94)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	1.15%

(1)	TDAM USA Inc., the Global Low Volatility Equity Fund’s investment manager (“TDAM”), has contractually agreed to limit the Global Low Volatility Equity Fund’s Total Annual Fund Operating Expenses to 0.90% for the Institutional Class and 1.15% for the Advisor Class of the Global Low Volatility Equity Fund at least through May 31, 2019. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses. TDAM is entitled to recoup from the Global Low Volatility Equity Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Global Low Volatility Equity Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed. This contract may not be terminated before May 31, 2019 unless approved by the Global Low Volatility Equity Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Global Low Volatility Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Global Low Volatility Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Global Low Volatility Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$390	$815	$1,999
Advisor Class	$117	$441	$863	$2,042

Portfolio Turnover

The Global Low Volatility Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Global Low Volatility Equity Fund’s performance. During the most recent fiscal year ended January 31, 2017, the Global Low Volatility Equity Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

Principal Investment Strategies

Under normal circumstances, the Global Low Volatility Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Global Low Volatility Equity Fund invests primarily in common stocks, or investments that provide exposure to common stocks, and may also invest in preferred stocks, in each case, of companies included in its benchmark index, the MSCI All Country World Index (Net Dividends-USD) (the “ACWI”). The ACWI is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries. Under normal market conditions, the Global Low Volatility Equity Fund will invest significantly (at least 40% of its net assets, unless market conditions are not deemed favorable by TDAM USA Inc., the Global Low Volatility Equity Fund’s investment manager (the “Investment Manager” or “TDAM”), in which case the Global Low Volatility Equity Fund would invest at least 30% of its net assets) in the securities of foreign companies. Foreign companies are generally defined as companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets. The Global Low Volatility Equity Fund’s investments in the securities of foreign companies may include securities of companies located in developed and emerging market countries. Securities held by the Global Low Volatility Equity Fund may be denominated in both U.S. dollars and foreign currencies.

In seeking to achieve the Global Low Volatility Equity Fund’s investment objective of providing long-term capital appreciation with less volatility than the broad global equity markets, the Investment Manager will generally overweight the Global Low Volatility Equity Fund’s portfolio with securities within the ACWI that it expects to deliver less volatile returns, and underweight, or exclude from, the Fund’s portfolio with securities within the ACWI that it expects to deliver more volatile returns. Volatility refers to the tendency of investments and markets to fluctuate in price over time. In addition to common stocks, the Global Low Volatility Equity Fund may invest in exchange-traded funds (“ETFs”) (up to 15% of its net assets) and depositary receipts that provide exposure to the common stocks of companies included in the ACWI. The Global Low Volatility Equity Fund may also invest in real estate investment trusts (“REITs”).

The Global Low Volatility Equity Fund may use derivatives, such as options, futures and forward contracts, to:

•	gain exposure to equity securities without actually investing in them directly (including when owning the derivative investment is more efficient or less costly than owning the equity security itself);
•	reduce the risk associated with currency fluctuations;
•	enhance income; or
•	provide downside risk protection for one or more stocks to which the Global Low Volatility Equity Fund has exposure.

The Global Low Volatility Equity Fund may invest in repurchase agreements and other money market securities, which may serve as collateral for the Global Low Volatility Equity Fund’s derivatives investments and/or earn income for the Fund.

Over a full market cycle, the Global Low Volatility Equity Fund seeks to achieve a return similar to that of the ACWI, but with a lower level of volatility than the ACWI. However, given that the Global Low Volatility Equity Fund’s investment strategy focuses on capital appreciation and risk, the Global Low Volatility Equity Fund’s country, sector and market capitalization exposures will typically vary from the ACWI and may cause significant performance deviations relative to the ACWI over shorter-term periods.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Global Low Volatility Equity Fund, or the Global Low Volatility Equity Fund could underperform other investments. An investment in the Global Low Volatility Equity Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Global Low Volatility Equity Fund may be subject to the following principal risks:

Stock Market Risk — The market value of the Global Low Volatility Equity Fund’s investments will fluctuate as the stock markets fluctuate. Stock prices may decline in response to adverse economic, industry, political or regulatory developments.

Equity Securities Risk — The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes, different or less robust government regulation of financial markets and institutions, expropriation or nationalization of the operations of foreign issuers, and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. Investments in depositary receipts presents many of the risks of foreign investing.

Foreign Currency Risk — Foreign currency risk is the risk that changes in foreign currency exchange rates may negatively affect the value of the Global Low Volatility Equity Fund’s investments denominated in foreign currencies or reduce the returns of the Global Low Volatility Equity Fund.

Emerging Markets Risk — While investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, these risks are heightened with respect to investments in emerging market countries, where there is an even greater amount of economic, political and social instability.

Geographic Focus Risk — To the extent the Global Low Volatility Equity Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Global Low Volatility Equity Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the Global Low Volatility Equity Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

ETF Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Global Low Volatility Equity Fund could lose money investing in an ETF.

REIT Risk — Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, changes in regional and national economic conditions, increases in property taxes and changes in interest rates. An individual REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequence.

Derivatives Risk — Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Global Low Volatility Equity Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Global Low Volatility Equity Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Global Low Volatility Equity Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the Global Low Volatility Equity Fund intends to invest and the principal risks associated with each of them:

Futures — The risks associated with the Global Low Volatility Equity Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Global Low Volatility Equity Fund has insufficient cash to meet margin requirements, the Global Low Volatility Equity Fund may need to sell other investments, including at disadvantageous times.

Options — An investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A fund that purchases options is subject to the risk of a complete loss of premiums. The use of options for risk management or hedging purposes may not be successful, resulting in losses to the Global Low Volatility Equity Fund. In addition, the cost of hedging may reduce the Global Low Volatility Equity Fund’s returns.

Forwards — Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Global Low Volatility Equity Fund faces the risk that its counterparties may not perform their obligations. Forward contracts are not regulated by the Commodity Futures Trading Commission (the “CFTC”) and therefore, the Global Low Volatility Equity Fund will not receive any benefit of CFTC regulation when trading forwards.

Credit Risk — Derivatives involving a counterparty are subject to credit risk. This is the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments, or otherwise honor its obligations. The degree of credit risk depends on the counterparty’s financial condition and on the terms of the derivative instrument.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Global Low Volatility Equity Fund’s ability to dispose of the underlying securities. The Global Low Volatility Equity Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Global Low Volatility Equity Fund to the risk that the counterparties may default on their obligations to perform under the agreements.

If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Global Low Volatility Equity Fund could experience a loss.

Liquidity Risk — This is the risk that certain securities that the Global Low Volatility Equity Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

Strategy Risk — If the Investment Manager’s strategies do not work as intended, the Global Low Volatility Equity Fund may not achieve its investment objective.

Performance

The following bar chart and table illustrate the risks of investing in the Global Low Volatility Equity Fund. The bar chart shows the Institutional Class’ performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the Global Low Volatility Equity Fund’s performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for the Institutional Class shares only. The after-tax returns for the Advisor Class will vary due to the differences in expenses applicable to that Class. Of course, past performance is not necessarily an indication of how the Global Low Volatility Equity Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdassetmanagementusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Global Low Volatility Equity Fund — Institutional Class

Year-to-date return as of 3/31/17: 4.98%

For the period covered by the bar chart, the highest and lowest quarterly returns were 4.95% (for the quarter ended 12/31/14) and -2.91% (for the quarter ended 6/30/15), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/16

Global Low Volatility Equity Fund	1 Year	Since Inception (March 21, 2013)
Institutional Class
Return Before Taxes	10.29%	8.03%
Return After Taxes on Distributions	9.79%	6.47%
Return After Taxes on Distributions And Sale of Fund Shares	6.31%	5.85%
Advisor Class
Return Before Taxes	10.18%	8.00%
MSCI All Country World Index (Net Dividends-USD) (reflects no deduction for expenses, fees or taxes)	7.86%	6.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. is the Global Low Volatility Equity Fund’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day-to-day management of the Global Low Volatility Equity Fund appears in the table below.

Portfolio Manager	Title	Length of Service with the Fund
Jean Masson, Ph.D.	Portfolio Manager, TDAM	Since inception
Yuriy Bodjov, M.Sc., CFA	Portfolio Manager, TDAM	Since inception
Julien Palardy	Portfolio Manager, TDAM	Since December 2015

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) all or part of your shares of a Fund on any day that the Fund is open for business (normally any day when the New York Stock Exchange is open). Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted. You may sell shares by phone or by mail.

Balance Minimums. Investors wishing to purchase shares directly from a Fund must meet one of the following initial purchase and minimum account balance requirements as applicable to each of the Institutional Class and the Advisor Class:

(1)	For the Institutional Class, either a combined initial purchase and minimum account balance requirement of (i) $1,000,000 per household (by address) across the Institutional Class of shares of the Funds, or (ii) $10,000,000 per household (by address) across the Institutional Class of shares of the Funds and the following funds in the TD Asset Management USA Funds Inc. fund complex: the TD Institutional U.S. Government Fund and the TD Institutional Treasury Obligations Money Market Fund.
(2)	For the Advisor Class, a combined initial purchase and minimum account balance requirement $100,000 per household (by address) across the Advisor Class of shares of the Funds.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary. Due to the cost of maintaining smaller accounts, each Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Tax Information

Each Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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